LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


COLLECTION PERIOD:        DECEMBER 1-31, 2002                         DISTRIBUTION DATE: JAN 15 2003
Determination Date:       Jan 09 2003                                 Report Branch:   2021

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                  TOTAL         CLASS A-1      CLASS A-2      CLASS A-3       CLASS A-4        CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                100.00%          14.20%        30.00%           23.20%         29.60%          97.00%         3.00%

Original Pool Balance     250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00

Note Balance Total        250,000,000.00   35,500,000.00 75,000,000.00    58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00

Number of Contracts              14,337

Class Pass Through Rates                          1.840%        2.470%           3.175%         3.983%                        8.500%

Senior Strip                    0.25000%

Servicing Fee Rate              2.20000%

Indenture Trustee Fee           0.00350%

Custodian Fee                   0.02100%

Backup Servicer Fee             0.02150%

Insurance Premium Fee           0.35000%

Initial Weighted Average
     APR                       14.78400%

Initial Weighted Average
     Monthly Dealer
     Participation Fee Rate     0.00000%

Initial Weighted Average
     Adjusted APR (net of
     Monthly Dealer
     Participation) of
     Remaining Portfolio       14.78400%

Initial Weighted Average
     Remaining Term                64.00

Initial Weighted Average
     Original Term                 67.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     Balances                 Total         Class A-1      Class A-2      Class A-3       Class A-4        Class A        Class B
------------------------------------------------------------------------------------------------------------------------------------

BOP:

Total Pool Balance        229,033,231.18   15,162,234.25 75,000,000.00    58,000,000.00  74,000,000.00  222,162,234.25  6,870,996.93

Total Note Balance        229,211,476.92   15,162,234.25 75,000,000.00    58,000,000.00  74,000,000.00  222,162,234.25  7,049,242.67


EOP:

Class Percentages                100.00%                                                                        97.00%         3.00%

Number of Current Month
     Closed Contracts                184

Number of Reopened Loans               0

Number of Contracts - EOP         13,480

Total Pool Balance - EOP  223,592,511.87    9,884,736.52 75,000,000.00    58,000,000.00  74,000,000.00  216,884,736.52  6,707,775.35

Total Note Balance - EOP  223,822,253.42    9,884,736.52 75,000,000.00    58,000,000.00  74,000,000.00  216,884,736.52  6,937,516.90


Class Collateral Pool
Factors                       0.89528901      0.27844328    1.00000000       1.00000000     1.00000000                    0.92500225

Weighted Average APR of
     Remaining Portfolio      14.80713%

Weighted Average Monthly
     Dealer Participation
     Fee Rate                  0.00000%

Weighted Average Adjusted
     APR (net of Monthly
     Dealer Participation)
     of Remaining Portfolio   14.80713%

Weighted Average
     Remaining Term               60.06

Weighted Average
     Original Term                66.68



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                      CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:

     Principal                                           2,412,792.75

     Interest                                            2,665,669.18

Early Payoffs:

     Principal Collected                                 2,021,287.41

     Early Payoff Excess Servicing Compensation                  0.07

     Early Payoff Principal Net of Rule of 78s Adj.      2,021,287.34              119

     Interest                                               27,837.18

Liquidated Receivable:

     Principal Collected                                   104,424.00

     Liquidated Receivable Excess Servicing
     Compensation                                                0.00

     Liquidated Receivable Principal Net of Rule of
     78s Adj                                               104,424.00               65

     Interest                                               (1,508.27)

Cram Down Loss:

     Principal                                                   0.00

Purchase Amount:

     Principal                                                   0.00                0

     Interest                                                    0.00

                          Total Principal                4,538,504.09

                          Total Interest                 2,691,998.09

                          Total Principal and Interest   7,230,502.18

Recoveries                                                 358,067.76

Excess Servicing Compensation                                    0.07

Late Fees & Miscellaneous Fees                              26,667.27

Collection Account Customer Cash                         7,615,237.28

ADDITIONAL COLLECTION ACCOUNT CASH:

Collection Account Investment Income                         6,228.94

Servicer Simple Interest Shortfall or (Excess)              68,152.04

Simple Interest Excess to Spread Account                         0.00

Available Funds                                          7,689,618.26



------------------------------------------------------------------------------------------------------------------------------------
                                                                          DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                 AMOUNT        DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
                                                                          7,689,618.26

Monthly Dealer Participation Fee                                 0.00     7,689,618.26           0.00

Prior Unpaid Dealer Participation Fee                            0.00     7,689,618.26

Servicing Fees:

     Current Month Servicing Fee                           419,894.26

     Prior Period Unpaid Servicing Fee                           0.00

     Late Fees & Miscellaneous Fees                         26,667.27

     Excess Servicing Compensation                               0.07

     Total Servicing Fees:                                 446,561.60     7,243,056.66           0.00

Senior Strip:                                               47,715.26     7,195,341.40           0.00

Indenture Trustee Fee                                          668.53     7,194,672.87           0.00

Custodian Fee                                                4,008.08     7,190,664.79           0.00

Backup Servicer Fee                                          4,103.51     7,186,561.28           0.00

Prior Unpaid Indenture Trustee Fee                               0.00     7,186,561.28           0.00

Prior Unpaid Custodian Fee                                       0.00     7,186,561.28           0.00

Prior Unpaid Backup Servicing Fee                                0.00     7,186,561.28           0.00



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
------------------------------------------------------------------------------------------------------------------------------------
                                                                          DISTRIBUTION       SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                      AMOUNT          DEFICIENCY CLAIM
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:  Current Month                     23,248.76     7,163,312.52           0.00

                          Prior Carryover Shortfall              0.00     7,163,312.52

Class A-2 Note Interest:  Current Month                    154,375.00     7,008,937.52           0.00

                          Prior Carryover Shortfall              0.00     7,008,937.52

Class A-3 Note Interest:  Current Month                    153,458.33     6,855,479.19           0.00

                          Prior Carryover Shortfall              0.00     6,855,479.19

Class A-4 Note Interest:  Current Month                    245,618.33     6,609,860.86           0.00

                          Prior Carryover Shortfall              0.00     6,609,860.86

Class A-1 Note Principal: Current Month                  5,277,497.73     1,332,363.13           0.00

                          Prior Carryover Shortfall              0.00     1,332,363.13

Class A-2 Note Principal: Current Month                          0.00     1,332,363.13           0.00

                          Prior Carryover Shortfall              0.00     1,332,363.13

Class A-3 Note Principal: Current Month                          0.00     1,332,363.13           0.00

                          Prior Carryover Shortfall              0.00     1,332,363.13

Class A-4 Note Principal: Current Month                          0.00     1,332,363.13           0.00

                          Prior Carryover Shortfall              0.00     1,332,363.13

Certificate Insurer:      Premium                           63,258.05     1,269,105.08           0.00

                          Reimbursement Obligations              0.00     1,269,105.08

Expenses:                 Trust Collateral Agent                 0.00     1,269,105.08           0.00

                          Indenture Trustee                      0.00     1,269,105.08           0.00

                          Custodian                              0.00     1,269,105.08           0.00

                          Backup Servicer                        0.00     1,269,105.08           0.00

Senior Strip Allocation                                          0.00     1,269,105.08

Class B Note Interest:    Current Month                     49,932.14     1,266,888.20           0.00

                          Prior Carryover Shortfall              0.00     1,266,888.20

Distribution to the Class B Reserve Account                 47,715.26     1,219,172.94

Distribution (from) the Class B Reserve Account                  0.00     1,219,172.94

Distribution to (from) the Spread Account                1,219,172.94             0.00


------------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
------------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:

     BOP Liquidated Receivable Principal Balance         1,006,639.22

     Liquidation Principal Proceeds                        104,424.00

     Principal Loss                                        902,215.22

     Prior Month Cumulative Principal Loss LTD           1,737,437.00

     Cumulative Principal Loss LTD                       2,639,652.22




------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

DELINQUENCY STATUS:       # OF CONTRACTS     AMOUNT         % OF TOTAL POOL BALANCE
Current                           9,400   155,005,906.06            69.33%

1-29 Days                         3,751    63,337,961.20            28.33%

30-59 Days                          166     2,522,004.31             1.13%

60-89 Days                           94     1,612,207.87             0.72%

90-119 Days                          47       743,112.64             0.33%

120 Days or More                     22       371,319.79             0.17%

Total                            13,480   223,592,511.87           100.00%



TRIGGER ANALYSIS:

(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                            Trigger        Trigger    Event of Default    Event of
                          Current Month    Threshold        Event        Threshold        Default
Average Delinquency Ratio   1.46398%         8.00%           NO            10.00%            NO

Cumulative Default Rate       1.54%          5.53%           NO            7.00%             NO

Cumulative Loss Rate          0.58%          2.76%           NO            3.50%             NO



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------
Repossession Statistics:

                        CERTIFICATE INVENTORY                                               RECOVERY INVENTORY
                           # OF CONTRACTS       AMOUNT *                                           # OF CONTRACTS     AMOUNT *

    Prior Month Inventory            49      851,226.89               Prior Month Inventory                   8      128,836.35

      Current Month Repos            76    1,201,770.48               Current Month Repos                    43      710,547.06

Repos Actually Liquidated            35      576,361.22               Repos from Trust Liquidation            0            0.00

         Repos Liquidated                                             Repos Actually Liquidated              14      241,339.58

           at 60+ or 150+             0            0.00

            Dealer Payoff             0            0.00                  Dealer Payoff                        0            0.00

         Redeemed / Cured             3       37,859.37               Redeemed / Cured                        0            0.00

          Purchased Repos             0            0.00                Purchased Repos                        0            0.00

  Current Month Inventory            87    1,438,776.78               Current Month Inventory                37      598,043.83

* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.


LIQUIDATED RECEIVABLE STATISTICS:

                          # OF CONTRACTS      AMOUNT
Current Month Balance                65    1,006,639.22

Cumulative Balance                  196    3,065,834.34

Current Month Proceeds                       102,915.73

Cumulative Proceeds                          424,787.51

Current Month Recoveries                     358,067.76

Cumulative Recoveries                      1,189,854.44


                                        RECEIVABLES LIQUIDATED AT 150 OR MORE
                                        DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                        THE DATE AVAILABLE FOR SALE AND BY            CUMULATIVE RECEIVABLES LIQUIDATED
                                        ELECTION:                                     AT 150+ AND 60+:
                                            Balance           Units                         Balance          Units
Prior Month                                        0.00             0                            0.00            0.00

Current Trust Liquidation Balance                  0.00             0                            0.00            0.00

Current Monthly Principal Payments                 0.00

Reopened Loan Due to NSF                           0.00             0

Current Repurchases                                0.00             0

Current Recovery Sale Proceeds                     0.00             0

Deficiency Balance of Sold Vehicles                0.00

EOP                                                0.00             0                            0.00            0.00

SPREAD ACCOUNT RECONCILIATION

                                                            REQUISITE AMOUNT:   17,887,400.95

Total Deposit                              3,750,000.00

BOP Balance                               10,732,543.55

Remaining Distribution Amount              1,219,172.94

Simple Interest Excess to Spread Account              -

Investment Income                             10,811.61

Current Month Draw                                    -

EOP Balance Prior to Distribution         11,962,528.10

Current Spread Account Release Amount                 -

EOP Balance                               11,962,528.10



LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A
------------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
------------------------------------------------------------------------------------------------------------------------------------

CLASS B RESERVE ACCOUNT RECONCILIATION

                                                            SPECIFIED CLASS B
                                                                      RESERVE
                                                                      BALANCE   2,515,415.76

Total Deposit                              2,812,500.00

BOP Balance                                2,576,623.85

Excess Due Class B Reserve

     From Spread Account                           0.00

Senior Strip                                  47,715.26

Investment Income                              2,802.42

Current Month Draw                                 0.00

EOP Balance Prior to Distribution          2,627,141.53

Class B Reserve Account Release Amount       111,725.77

EOP Balance                                2,515,415.76

     Class B Principal Payment Amount        111,725.77

     Distribution to Certificateholder                -




TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

--------------------------------------------------------------------------------------------------------------------
CUMULATIVE LOSS:                                        CUMULATIVE GROSS DEFAULT:
--------------------------------------------------------------------------------------------------------------------
         UP TO MONTH      TRIGGER EVENT  EVENT OF DEFAULT    UP TO MONTH     TRIGGER EVENT        EVENT OF DEFAULT

              3               1.53%          1.95%                3             3.06%                   3.90%
              6               2.76%          3.50%                6             5.53%                   7.00%
              9               3.96%          4.87%                9             7.91%                   9.74%
              12              5.22%          5.97%               12             10.45%                  11.94%
              15              6.12%          7.04%               15             12.24%                  14.08%
              18              6.64%          7.85%               18             13.28%                  15.70%
              21              7.17%          8.55%               21             14.33%                  17.10%
              24              7.65%          9.14%               24             15.30%                  18.27%
              27              8.10%          9.58%               27             16.19%                  19.17%
              30              8.47%          9.98%               30             16.94%                  19.97%
              33              8.77%         10.32%               33             17.54%                  20.64%
              36              9.03%         10.69%               36             18.05%                  21.37%
              39              9.22%         10.87%               39             18.44%                  21.74%
              42              9.36%         11.06%               42             18.73%                  22.12%
              45              9.47%         11.17%               45             18.95%                  22.34%
              48              9.59%         11.28%               48             19.18%                  22.56%
              51              9.63%         11.32%               51             19.26%                  22.63%
              54              9.66%         11.39%               54             19.33%                  22.78%
              57              9.70%         11.42%               57             19.40%                  22.85%
              60              9.70%         11.42%               60             19.40%                  22.85%
              63              9.70%         11.42%               63             19.40%                  22.85%
              66              9.70%         11.42%               66             19.40%                  22.85%
              69              9.70%         11.42%               69             19.40%                  22.85%
              72              9.70%         11.42%               72             19.40%                  22.85%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:               TRIGGER EVENT         EVENT OF DEFAULT
--------------------------------------------------------------------------------
As of any Determination Date                 8.00%                  10.00%
--------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.





/s/ Marie E. Persichetti
-------------------------------------
Marie E. Persichetti
Vice President and Treasurer



/s/ Maureen E. Morley
-------------------------------------
Maureen E. Morley
Vice President and Controller